Exhibit 99.3

Acorns in a Nutshell May 2021 Confidential, © 2021 Acorns Grow Incorporated

Disclosures This presentation (the “presentation”) has been prepared for use by Pioneer Merger Corp. (“Pioneer”) and Acorns Grow Incorporated (“Acorns”) in connection with their proposed business combination (the “Transaction”). This presentation is for information purposes only. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law, it is not intended for distribution to, or use by any person in any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward Looking Statements This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “ budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,’’ “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” “seem,” “seek,” “future,” “outlook,” or similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: our ability to achieve or maintain profitability; our expectations and management of future growth; our market opportunity and our ability to estimate the size of our target market; the effects of increased competition as well as innovations by new and existing competitors in our market; and our ability to retain our existing customers and to increase our number of customers. Forward-looking statements are predictions projections and other statements about future events that are based on current expectations and assumption and, as a result are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Pioneer’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by Pioneer with the Securities and Exchange Commission (the “SEC”) and other documents filed by Pioneer from time to time with the SEC. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pioneer and Acorns assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Pioneer nor Acorns gives any assurance that either Pioneer or Acorns will achieve its expectations. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Pioneer or Acorns following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of Pioneer; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in Pioneer’s registration on Form S-1, including those under “Risk Factors” therein, and in Pioneer’s other filings with the U.S. Securities and Exchange Commission (“SEC”). Pioneer and Acorns caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Pioneer nor Acorns undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Use of Projections and Illustrative Presentations The financial projections, estimates, targets and illustrative presentations in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pioneer’s and Acorns’ control. While all financial projections, estimates, targets and illustrative presentation are necessarily speculative, Pioneer and Acorns believe that the preparation of prospective or illustrative financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates, targets and illustrative presentations in this presentation should not be regarded as an indication that Pioneer and Acorns, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be reliable predictions of future events, Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only. Industry and Market Data In this presentation, Pioneer and Acorns rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Acorns competes and other industry data. Any comparison of Acorns to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Acorns. Acorns obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Acorns believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Pioneer nor Acorns has independently verified the information provided by the third-party sources.

Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Pioneer and Acorns will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Pioneer and Acorns assume no obligation to update the information in this presentation. Further, the historical financial data included in this presentation were audited on a September 30 year end basis, but various data is presented on an annualized calendar year end basis by Acorns in accordance with private company AICPA standards. Accordingly, such information and data may not be included in, may be adjusted or may be presented differently in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes estimates of certain financial metrics of Acorns that may differ from Acorns’ actual financial metrics presented in any such proxy statement/prospectus. Acorns is currently in the process of uplifting its financials to comply with public company and SEC requirements. Use of Non-GAAP Financial Metrics This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted Net Revenue, Adjusted EBITDA and Adjusted EBITDA Margin, and some have been converted from our September 30 fiscal year end to a December 31 calendar year end basis. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Acorns believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Acorns. Acorns’ management uses forward-looking non-GAAP measures to evaluate Acorns’ projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Acorns’ financial measures. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Acorns’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Participation in Solicitation Participation in Solicitation Pioneer and Acorns and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Pioneer’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Pioneer’s directors and officers in Pioneer’s filings with the SEC, including Pioneer’s registration statement on Form S-1, which was originally filed with the SEC on January 12, 2021. To the extent that holdings of Pioneer’s securities have changed from the amounts reported in Pioneer’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pioneer’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which is expected to be filed by Pioneer with the SEC. Investors and security holders of Pioneer and Acorns are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirely when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Pioneer and Acorns through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Pioneer can be obtained free of charge by directing a written request to Pioneer Merger Corp., 660 Madison Avenue, 19th Floor, New York, New York 10065

Speakers AcornsPioneer Noah Kerner CEO Jasmine Lee COO & CFO Jonathan Christodoro Chairman Manning Field CBO & CEO Acorns Securities Confidential, © 2021 Acorns Grow Incorporated 4

[LOGO]

Largest subscription service in financial services with 4M everyday American subscribers. Sticky, engaged subscribers at 1.3% churn per month(1) Highly visible brand that our customers love with NPS in the 93rd percentile Category creator with differentiated long-term financial wellness positioning Attractive, recurring subscription model operating with 80%+ gross margin on a scalable infrastructure with significant operating leverage Massive consumer, wallet, and ARPU expansion potential by delivering a complete money management solution to the largest market in the world

Acorns is building a financial wellness system so that individuals and families will responsibly manage and grow their money over the long-term. Acorns has the largest subscription base in consumer financial services and is scaling rapidly with more products and tiers that allow people to grow more money.

Acorns Plans to Serve 10M subscribers by 2025 3 Qs 4M 4009828 4 Qs 3M3355386 3488635 3197474 2970395 7 Quarters 2M2416374 2677935 2205228 2004874 1809713 1757147 12 Quarters 1343651 1M 1560970 1064580 944904 845002 713135 575244 460003 383562 309812 202259 213713 230341 155807

Median household income is $50,000-$75,000 Average age is 34 years old and diverse 60% are first-time investors 50% are parents Age 16% 46% 28% 10% 18-2324-3536-50>50 Gender 56% 43%1% MaleFemaleNon-binary Household Income 13% 21% 35% 19% 12% < $25k$25k - $50k$50k - 100k $100k - $150k> $150k Confidential, © 2021 Acorns Grow Incorporated Note: Age and location demographics of investment accounts as of 3/31/21. HHI, Gender, first time investor demographics from Acorns Customer Profile Research, September 20209

Our model drives strong, predictable retention, while expansion into premium tiers strengthens it All Cohorts, Total Monthly Retention(1) Tier Cohorts, 12 Month Retention(2) 100% Monthly 98.7% 82% 85% 95% 90% 73% 85% 80% $1 Tier$3 Tier$5 Tier Confidential, © 2021 Acorns Grow Incorporated Retention based on net churn, defined as gross churn plus win-backs. 98.7% represents rolling 6 mo. avg. 2019 adjusted to normalize for billing policy changes. (2) Tier customers who made a deposit into all investment accounts available at that tier 10

After the first 12 months, we retain nearly 80% of subscribers for the next 5 years (1) 100% 5-Year Retention 79% 75% 50% 25% 12141618202224262830323436384042444648505254565860626466687072 Confidential, © 2021 Acorns Grow Incorporated Months Retention is weighted average across all cohorts since 2014 11

This Dynamic Leads to Powerful Revenue Retention Cohorts are sticky and revenue retention improves each year as we enhance the product and add premium tiers (1) 105% 91.25% 77.5% 63.75% 50% 20162017201820192020 Confidential, © 2021 Acorns Grow Incorporated (1) Revenue by month from the aggregate of all subscribers within that cohort at that point in time. 12

The Market is Massive. The Market is Left Out.

222M[1] U.S. adults with HHI of <$100k are underserved by the financial services industry and represent over $100B[2] in potential annual revenue to Acorns today


In Need of Help
98.2%
Acorns Subscribers
1.8%

70% of millennials keep savings in cash rather than invest it

69% of Americans have less than $1,000 in emergency savings

60% of Americans spend more or about equal to their income

99% of Americans do not get professional financial advice

-15 NPS score for legacy banks

Source: US Census, Market research

(1) Number of people 18 years old and over with no income or less than $100k in income. (US Census 2019). (2) $490/person, represents annual average spend on investing fees based on average 401K balance fees, average annual bank fees, and credit card interest. 401K balance fees based on the average annual fee of 0.91% multiplied by the median annual investment in 401Ks (Business Insider, CNBC). Average annual bank fees based on the average annual household bank fees, and the average household size of 2.53 people (Statista, Census). Average annual credit card interest is calculated using the annual average revolving balance and rate of 16% (Interest.com)

Confidential, © 2021 Acorns Grow Incorporated

13

Growth Simple, automated money manager Easy to add and allocate money Celebrates growth and milestones Money Nurtured Money In Advice and education built-in Clear pricing and value Trust and long-term wellness Money Allocated

Money In One-Time Recurring Round-Ups Acorns Wellness System Paychecks Mobile Checks

Money Allocated Investment Later (Retirement) Early (Kids UGMA) Acorns Wellness System Banking (Spending) Future products Money moves seamlessly between products

Money Nurtured Celebrating milestones Diversifying investments Showing potential Acorns Wellness System Growing knowledge Earning money Establishing credit Unlocking liquidity Getting insured Building community

Because Acorns subscribers have connected financial data from nearly every bank in America, we have unique insight into their financial needs and behaviors to personalize the experience Product and investment suitability Growth Advice Allocation (Smarts) Smart spending strategies Offers Active learning Money Nurtured Money In Money Allocated

Being full-stack, Acorns controls its own destiny Instead of relying on a fragmented set of third-party service providers, Acorns owns the platform enabling efficient growth Financial Wellness System Broker DealerInvestment Advisor Proprietary Investment Platform Ledger Fractional Share EngineRe-balancing Engine KYC | AML | Fraud Taxes Rewards System

(1) 4.8 êêêêê Rank 93% 61 STRONGLY AGREE OR AGREE WITH THE FOLLOWING STATEMENTS 70% 722K Reviews Love!…Thanks to Acorns I started investing the little I could and I can’t tell you the security I feel “I feel that Acorns looks after my financial best interests.” “As a result of using knowing I may actually be able to retire someday!… You’re giving hope to the hopeless; lifting up the weak; making the American dream a possibility again! I am forever grateful!“ 32 Industry Average Acorns, I feel more hopeful about my future.” 65% - Silkwerm, 10/17/2020 -15 Legacy Banks 59% “Using Acorns has increased my financial confidence.” Confidential, © 2021 Acorns Grow Incorporated App Store Only, Acorns Proprietary Customer Study with 5.433 respondents. App Store Rating and Reviews as of 4/10/21 20

Brand AdvocatesDisruptive LaunchesUnique Partnerships

Each subscription tier delivers increased customer value via more products, benefits, add-ons, and smarts Personal lineFamily line $1$3$10$5$15 + Products+ Benefits + Add-ons + Smarts

Acorns already is one of the larger subscription businesses in the US and growing subscribers at a 32% CAGR Largest Subscriber Bases in the US and EV (1) 37M $54B 15M $30B $11B 7.5M $8B 4M $1.5B 1.1M $2.5B 1.7M

Premium tier subscribers are more active and engaged Daily Average UsersBalance Growth - First 6 months $5 Tier DAU 2X 21% $5 Tier Balance 3.6X 15% 11% $1 Tier$3 Tier$5 Tier Confidential, © 2021 Acorns Grow Incorporated $1 Tier$3 Tier$5 Tier Note: DAU = Daily users/total subscribers for each tier, expressed as a

In under three years, 41% of all subscribers are at a premium tier As of July 2020, 75% of new customers now start at premium tiers (1) Current Customer MixNew Customer/Run Rate Mix 8%14% 25% 33% 59% 61% $1 Tier$3 Tier$5 Tier$1 Tier$3 Tier$5 Tier

(1) Fintech and Incumbent Brand Overlap 21% 8% <1% <1% <1%3%3% 1%

(1) Illustrative Annual ARPU Bridge Assuming Modest Penetration Rates $12 $138 $28 Premium Tier Expansion and Add-ons $6 $5$3 $10 $4 $18 $24 $30 Confidential, © 2021 Acorns Grow Incorporated (1) Total Personal Money Management: $120/year with 20% penetration, Total Family Money Management: $180/year with 10% penetration, Portfolio Customization: $24/ year with 25% penetration, ESG Portfolio: $12/year with 30% penetration, Debit Card Spend: $10/year of interchange fees, Harvest: $30/year with 20% penetration, Earn: $6/ year, Short & Medium Term Loans: $7,500 avg. loan value with 5% net yield with 7.5% penetration, Debt Optimization: $120/year with 10% penetration; All Acorns

ESG Portfolios Innovation Portfolio Custom Portfolios Smarter Banking Confidential, © 2021 Acorns Grow Incorporated 28

M&A Track RecordTypes of Deals We Will Pursue (Nov 2017) (Jan 2021) (Feb 2021) Powered and accelerated the launch of our first premium tier product, Acorns Later AI-powered bank fee reduction negotiation Student loan debt repayment and planning platform Applying expertise and IP to our roadmap Accelerate the rollout of our Premium Tiers Add products and benefits that grow ARPU Expand our geographic footprint Confidential, © 2021 Acorns Grow Incorporated

Becoming a public company will unlock our growth potential Existing Subscriber Base Tier Upgrades New Tiers New Products New Tier Value Strategic M&A Global Growth Confidential, © 2021 Acorns Grow Incorporated

An Experienced Team to Scale the Business



Noah Kerner / CEO
4x Entrepreneur; Founder of Noise (top millennial product/marketing agency) and Say (investor rights).; Author of Chasing Cool; DJ for JLO.



Jasmine Lee / COO & CFO
CFO & COO PayPal Consumer Business; CFO Xoom



Manning Field / Chief Business Officer
Head of Product & Loyalty at Chase; invented Chase Sapphire



Ashley Good / Chief Legal Officer
CLO at Arbonne; Latham & Watkins, JD , Duke, BA & MA, Stanford



Hugh Tamassia / CTO
Chief Architect at JPMorgan Chase, CTO Chase Card Services



James Moorhead / CMO
CMO Upstart; CMO & COO MetroMile; CMO Dish Network, P&G brand leader, BA, Williams College



Patricia Gonzales / Head of HR
Experian, eTrade, CBRE; BA, Berkeley



Kevin Hooks
Chief Community Officer
CEO LV Urban League; EVP, Weber Shandwick



Katie Makstenieks
Chief Compliance Officer
CCO at Deloitte, Director, FINRA; MBA, MIT



Pete Johnson / CDO
VP Advanced Analytics, AT&T; US Army; AI at MIT



Kennedy Reynolds / CBO
VP Edelman (Starbucks, Virgin, NFL, WeWork, Four Seasons); BA, Harvard, MS, U. of London



Hasrat Godil / VP of Engineering
Led Engineer for Uber Pool & Elevate; engineering leader at Microsoft



Jessica Schaefer / CCO
CEO PR firm Bevel; Point72; Moodys



Imad Banna / CISO
CISO Corelogic; Hyundai



Jenn Barrett / Chief Education Officer
Writer/Editor at CNBC/WSJ/Newsweek, GM, Hearst, Author of "Think Like a Breadwinner"

Confidential, © 2020 Acorns Grow Incorporated

31

Financial Overview

High-quality recurring revenue, based on transparent subscription model Highly effective marketing machine, targeting a goal of 10M customers by 2025 Strong unit economics with improving LTV:CAC Powerful full-stack investment platform driving best-in-class gross margins Efficient R&D team that focuses on product innovations and development Scalable G&A structure and team to enable business and product expansion Targeting ustainable growth with long-term margin expansion potential Confidential, © 2021 Acorns Grow Incorporated 33

Revenue Breakdown Subscription Revenue 21% CY2021 79% Monthly subscription fee based on the subscriber’s tier choice. High quality recurring revenue with an average lifetime of 6+ years, with nearly 99% monthly total subscriber retention Non-Subscription Revenue Transactional revenue from debit card interchange fees, brand partnerships and bank fee negotiations. All our products are designed to help our subscribers grow their money Confidential, © 2021 Acorns Grow Incorporated 34

Consistent Subscriber and ARPU Growth Drive Revenue

Subscribers


'19A-23E CAGR
32%
2.7M
3.5M
4.6M
6.2M
8.1M
CY19A
CY20A
CY21E
CY22E
CY23E

Annual ARPU


'19A-23E CAGR
21%
$20
$22
$30
$37
$42
CY19A
CY20A
CY21E
CY22E
CY23E

Revenue


'19A-23E CAGR
63%
$44M
$71M
$112M
$126M
$207M
$309M
CY19A
CY20A
3/21A ARR
CY21E
CY22E
CY23E

	CY19A	CY20A	3/21A ARR	CY21E	CY22E	CY23E
ARR[1]	$56M	$90M	$112M[2]	$159M	$245M	$358M

(1) ARR is calculated by taking Dec revenue for each year multiplied by 12
E=Acorns Management Estimates (2) March '21 revenue multiplied by 12. 2019 and 2020 information is preliminary and subject to change.

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High Margins With Attractive LTV:CAC Gross Margin New Subscriber LTV:CAC(1)Long-Term Model Target $134 $58 71% 78% 84% 86% 86% $146 $171 $188 Revenue Growth~20%+ Non-GAAP Metric% Revenue Gross Profit~80%+ S&M40% $54 $20 $16 $30 $43 $47 R&D10% $51 G&A10% CY19ACY20ACY21ECY22ECY23E LTV:CAC CY19A CY H1'20A CY H2'20ACY21ECY22ECY23E 2.7x3.7x4.5x3.4x3.6x3.6x EBITDA~20%+ Confidential, © 2021 Acorns Grow Incorporated LTV and CAC are weighted average for new subscribers. LTV is calculated by using a discounted cash flow analysis using a 10% discount rate over the customer’s avg. lifetime. 36 E=Acorns Management Estimates

Business Highlights Largest subscription service in financial services with 4M everyday American subscribers. Sticky, engaged subscribers at 1.3% churn per month(1) Highly visible brand that our customers love with NPS in the 93rd percentile Category creator with differentiated long-term financial wellness positioning Attractive, recurring subscription model operating on a scalable infrastructure with significant operating leverage Massive consumer, wallet, and ARPU expansion potential by delivering a complete money management solution to the largest market in the world Confidential, © 2021 Acorns Grow Incorporated Based on 6 mo. average 37

Confidential, © 2021 Acorns Grow Incorporated 38 From tiny acorns mighty oaks do grow Confidential, © 2021 Acorns Grow Incorporated

Summary Financial Information Calendar Year Ended December 31 ($ in M) 2019A 2020A 2021E 2022E 2023E 39 Confidential, © 2021 Acorns Grow Incorporated Adjusted EBITDA equals operating income plus D&A, stock-based compensation, and PIK Brand & Product Development. (2) Cash and cash equivalents assumes $500M net proceeds from transaction with Pioneer Merger Corp. E=Acorns Management Estimates 39

Fiscal Year Ended September 30Calendar Quarter Ending Confidential, © 2021 Acorns Grow Incorporated The historical information presented is preliminary and subject to adjustment. Acorns is in the process of completing

EV/CY 2020A Subscribers(1) EV/CY 2022E Revenue Multiples(1) $10,478 $8,777 $1,623 $459 14.4x 11.7x 10.6x 2022 Core Peer Average (11.1x) 10.1x 7.7x 9.0x EV / 22E Revenue/ (2) 0.1x0.6x0.5x0.3x0.5x0.2x0.1x 22E Growth 20A -22E Revenue 71%35%45%55%35%55%84% CAGR Confidential, © 2021 Acorns Grow Incorporated (1) Comparable company analysis based on latest financial information as of Dec 2020. (2) Based on Acorns

Jonathan Christodoro Chairman Ryan Khoury CEO Rick Gerson Co-President CIO and Founder of Patriot Global Management Co-Founder and Partner of Falcon Edge Capital Founder, Chairman and CIO of Falcon Edge Capital 25+ years of board level experience supporting management •Eton Park Western Europe and EEMEA (London) teams and driving shareholder value MS from Stanford; Goldman Sachs and JP Morgan Blue Ridge Capital (John Griffin Tiger Cub), Founding Member and Managing Director 14 public company board roles that have included eBay, PayPal, Lyft, Xerox, Cheniere, Hologic and Herbalife Icahn Capital, Managing Director; Morgan Stanley Investment Banking, United States Marine Corps MPH from Harvard; MBA from Wharton with Distinction; BS in Applied Economics from Cornell with Honors in Research Investment Banking, Financial Institutions Group First Class Honors in Economics from London School of Economics BS from McIntire School of Commerce, University of Virginia

Mitch Caplan Director Todd Davis Director Oscar Salazar Co-President & Director President of Tarsadia Investments, a multi-billion-dollar family office Former CEO at Jefferson National (acquired by Nationwide) Former CEO at E*Trade Former CEO of Telebanc, acquired by E*Trade for $1.8 billion Co-Founder, CEO, and Chairman of LifeLock, acquired by Symantec for $2.3 billion Currently sits on multiple other private and philanthropic boards Early architect and founding Chief Technology Officer of Uber Founder of Citivox, Pager and RIDE

Transaction Overview

Pro Forma Valuation[1]

($ in millions)

	Shares (M)	Value @ $10.00 Per Share
Pre-Money Equity Valuation	**150.0**	**$1,500**
(+) Pioneer Cash in Trust	40.3	403
(+) Total Cash from PIPE	16.5	165
(+) Conversion of 2021 Notes	5.5	55
(+) Sponsor Promote (Retained)	9.1	91
(+) Sponsor Promote (Contributed)[2]	1.0	10
(-) Secondary Sale	(7.3)	(73)
Pro Forma Equity Valuation	**215.1**	**$2,151**
(+) Pro Forma Corporate Debt and Preferred Equity		--
(-) Pro Forma Cash[3][4]		(548)
Pro Forma Enterprise Value		**$1,603**
Implied Multiples		
EV / 2021E Revenue[5] ($126M)		12.7x
EV / 2022E Revenue[5] ($207M)		7.7x

Sources and Uses[1]

($ in millions)

Sources	
Pioneer Cash in Trust	$403
Total Cash from PIPE	165
2021 Convertible Notes[6]	55
Sponsor Promote (Retained)	91
Sponsor Promote (Contributed)	10
Existing Acorns Shareholders[7]	1,428
Total Sources	**$2,151**

Uses	
Cash to Balance Sheet[4][7]	$465
Existing Acorns Shareholders	1,428
Conversion of 2021 Notes	55
Secondary Sale	73
Sponsor Promote (Retained)	91
Sponsor Promote (Contributed)	10
Estimated Transaction Fees	30
Total Uses	**$2,151**

(1) All numbers assume no redemptions by public shareholders of Pioneer and no shareholders exercise liquidity option. (2) Contributed Sponsor Promote refers to warrants. (3) Based on cash balance of $83M as of 3/31/21. (4) Amount between $400mm and $500mm to be determined by the company in consultation with the sponsor. (5) Management projections. (6) $55M funded at the company level from Declaration / Senator that will convert on the same terms as the PIPE. (7) Based on proceeds from the transaction

Confidential, © 2021 Acorns Grow Incorporated

44

Non-GAAP Reconciliations(1) EBITDA($79) ($40)($71) ($74)($34) Confidential, © 2021 Acorns Grow Incorporated The historical information presented is preliminary and subject to adjustment. We are in the process of completing

We have a history of losses and may not achieve profitability in the future. We may experience fluctuations in our quarterly operating results. Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States. Providing investment education tools could subject us to additional risks if such tools are construed to be investment advice or recommendations. Our results of operations and future prospects depend on our ability to retain existing, and attract new, subscribers. We face intense and increasing competition and, if we do not compete effectively, our competitive positioning and our operating results will be harmed. If we fail to acquire and retain new subscribers and customers, or fail to do so in a cost-effective manner, we may be unable to increase net sales, improve margins and achieve profitability. We rely significantly on revenue from subscribers purchasing our subscription-based products, and we may not be successful in maintain the appeal of or expanding those offerings. We may be unable increase our subscribers spending with us by joining at or upgrading to higher subscription tiers, which could harm our business, financial condition, or operating results. Our estimates of the size of our addressable market may prove to be inaccurate. Although we maintain insurance coverage that we believe is adequate for our business, we may not be able to get adequate insurance to cover all known risks and our insurance policies may not be sufficient to cover all claims. Our inability to obtain and maintain appropriate insurance coverage could cause a substantial business disruption, adverse reputational impact and regulatory scrutiny. Our failure to manage our customer funds properly could harm our business. We have in the past consummated and, from time to time we may evaluate and potentially consummate, acquisitions, which could require significant management attention, disrupt our business and adversely affect our financial results. Our business may be adversely affected by economic conditions, natural disasters, political events, health crisis such as the global COVID-19 outbreak, war and terrorism and other macroeconomic events, and other factors that we cannot control.

We are dependent upon our customers’, counterparties’ and third party vendors’ continued and unimpeded access to the internet including the wireless network for our mobile apps, and upon their willingness to continue to use mobile device apps or the internet for commerce. If the information provided to us by customers is incorrect or fraudulent, we may misjudge a customer's qualifications to receive our products and services, and our results of operations may be harmed and could subject us to regulatory scrutiny or penalties. We may be unsuccessful in managing the effects of changes in cost of capital on our business. We have experienced rapid growth in recent years, including through the addition of new lines of business, which may place significant demands on our operational, risk management, sales and marketing, technology, compliance, and finance and accounting resources. The amount and mix of our AUM are subject to significant fluctuations, which may adversely affect our fee levels and results of operations. Our historical growth rates may not be indicative of our future growth. In particular, we experienced significant growth during the 2020 financial year and the early part of the 2021 financial year, and during the COVID-19 virus outbreak generally, and our financial results may not be indicative of results for future periods. The future development and growth of consumer trading is subject to a variety of factors that are difficult to predict and evaluate. If consumer trading does not grow as we expect, our business, operating results, and financial condition could be adversely affected. Our future growth depends significantly on our marketing efforts, and if our marketing efforts are not successful, our business and results of operations will be harmed. Our business depends on our strong and trusted brand, and failure to maintain and protect our brand, or any damage to our reputation, or the reputation of our partners, could adversely affect our business, financial condition or results of operations. Many of our investment advisory customers are first-time investors and our revenues could be reduced if these customers stop investing altogether or stop using our platform for their investing activities. We may not be able to execute on the idea of the gifting shares to our customers by way of the Acorns Trust as set forth in this presentation at the time of the business combination with Pioneer Merger Corp., or at all, because it requires us to enter into third party relationships and meet legal and regulatory requirements that may not be completed by such time.

Risks Related to the Third Parties We rely on third-party service providers for payment processing, open-API financial services solutions, data collection and other functions that are important to our operations. The loss of those service providers could materially and adversely affect our business, results of operations, and financial condition. Additionally, if a third-party service provider fails to comply with legal or regulatory requirements or otherwise to perform these functions properly, our business may be adversely affected. The success of our business depends in part on our ability to work with a bank partner, currently Lincoln Savings Bank, to provide deposit and debit card services facilitated through our platform and the loss of this bank partner could materially and adversely affect our business, results of operations, financial condition, and future prospects. The success of our business depends in part on our ability to work with RBC Capital Markets, LLC, a third-party broker-dealer partner, to provide services facilitated through our platform and the loss of this partner could materially and adversely affect our business, results of operations, financial condition, and future prospects. Because we rely on third parties to provide services, we could be adversely impacted if they fail to fulfill their obligations or if our arrangements with them are terminated and suitable replacements cannot be found on commercially reasonable terms or at all. We depend on major mobile operating systems and third-party platforms for the distribution of certain products. If Google Play, the Apple App Store, or other platforms prevent customers from downloading our apps, our ability to grow may be adversely affected. Strategic and New Product Risks Our success depends on our ability to develop products and services to address the rapidly evolving markets that we serve, and if we are not able to implement successful enhancements and new features for our products and services, we could lose customers or have trouble attracting new customers, and our ability to grow may be limited. Demand for our products may decline if we do not continue to innovate or respond to evolving technological or other changes. Real or perceived inaccuracies in our key operating metrics may harm our reputation and negatively affect our business. If we fail to promote, protect, and maintain our brand in a cost-effective manner, we may lose market share and our revenue may decrease.

Our business is subject to an extensive, complex, overlapping and constantly changing regulatory landscape and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect our business, operating results and financial condition. Our business is subject to complex and evolving regulations and oversight, in relation to privacy and data protection. Failure to comply with applicable data protection laws and regulations could subject us to fines and reputational harm. Regulations relating to privacy, information security, and data protection could increase our costs, affect or limit how we collect and use personal information, and adversely affect our business opportunities. We are required to comply with consumer protection laws. Non-compliance could result in us being subject to regulatory sanctions, receiving customer complaints and claims for losses, and not being able to enforce contracts against our customers. We have in the past, and continue to be, subject to inquiries, subpoenas, exams, pending investigations, or enforcement matters by state and federal regulators, the outcome of which is uncertain and could cause reputational and financial harm to our business and results of operations. Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity, changes to our business model, and requirements resulting in increased expenses. Changes in consumer finance and other applicable laws and regulations, as well as changes in government enforcement policies and priorities, may negatively impact the management of our business, results of operations, ability to offer certain products or the terms and conditions upon which they are offered, and ability to compete. Our business is subject to the regulatory framework applicable to investment advisers and broker-dealers, including regulation by the SEC and FINRA. Failure to comply with anti-money laundering, economic and trade sanctions regulations, and similar laws could subject us to penalties and other adverse consequences. Unauthorized disclosure, use, modification or misappropriation of our data, which includes sensitive customer data, may subject us to significant liability and reputational harm as well as reduced revenues and increased costs.

Some aspects of our business processes include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect our business. We will be adversely affected if we or any of our subsidiaries is determined to have been subject to registration as an investment company under the Investment Company Act. Regulators could allege that we have not discharged our regulatory duties properly if our customers or other third parties complain that they suffered substantial losses. We may be unable to sufficiently obtain, maintain, protect, or enforce our intellectual property and other proprietary rights. Changes in tax law and differences in interpretation of tax laws and regulations may adversely impact our financial statements. Our ability to use our deferred tax assets to offset future taxable income may be subject to certain limitations that could subject our business to higher tax liabilities. Personnel and Business Continuity Risks We rely on our management team and will require additional key personnel to grow our business, and the loss of key management members or key employees, or an inability to hire key personnel, could harm our business. Due to our remote workforce, we may face increased business continuity and cyber risks that could significantly harm our business and operations. Employee misconduct, which can be difficult to detect and deter, could harm our reputation and subject us to significant legal liability. We face risks related to natural disasters, health epidemics and other outbreaks, which could significantly disrupt our operations and adversely affect our business, financial condition or results of operations.

Risk Management and Financial Reporting Risks As a private company, we have not endeavored to establish and maintain public-company-quality internal control over financial reporting. If we fail to establish and maintain proper and effective internal control over financial reporting, as a public company, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. Our risk management processes and procedures may not be effective. Our projections are subject to significant risks, assumptions, estimates and uncertainties. These estimates and assumptions are subject to various factors beyond our control. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. Information Technology and Data Risks We depend on third parties for a wide array of services, systems and information technology applications, and a breach or violation of law by one of these third parties could disrupt our business or provide our competitors with an opportunity to enhance their position at our expense. Cyberattacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. The collection, processing, use, storage, sharing and transmission of personal data could give rise to liabilities as a result of federal, state and international laws and regulations, as well as our failure to adhere to the privacy and data security practices that we articulate to our customers. Our ability to collect payments on our financial products and services and maintain accurate accounts may be adversely affected by computer malware, social engineering, phishing, physical or electronic break-ins, technical errors and similar disruptions. Our products and services may not function as intended due to errors in our or our third-party providers’ software, hardware, and systems, product defects, or due to security breaches or human error in administering these systems, which could materially and adversely affect our business. Systems failures or disruptions, including events beyond our control, and resulting interruptions in the availability of our websites, applications, products, or services could harm our business

Risks Relating to Owning Our Stock A market for our common shares may not develop or be sustained, which would adversely affect the liquidity and price of our common shares. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, the price and liquidity of our common shares could decline. Sales of a substantial number of our common shares in the public market by our existing shareholders could cause our share price to decline. After the dosing of the business combination, a significant number of our common shares are subject to issuance upon exercise of outstanding warrants and options, which may result in dilution to our shareholders. If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of the securities of Pioneer may decline, either before or after the closing of the business combination. An active trading market for Pioneer’s Class A ordinary shares may not be available on a consistent basis to provide stockholders with adequate liquidity. The stock price may be extremely volatile, and stockholders could lose a significant part of their investment. Pioneer Class A ordinary shares may fail to meet the continued listing standards of the Nasdaq Capital Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq. Because Acorns has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you paid for them. Risks Related to the Business Combination Pioneer Merger Corp. (“Pioneer”) may not have sufficient funds to consummate the business combination. We have not yet entered into a definitive agreement for a business combination and, when we do, the completion of the business combination will be subject to the satisfaction of certain closing conditions, including a minimum cash condition and the approval of the business combination by us and Pioneer shareholders. Pioneer and we will incur significant transition costs in connection with the business combination.

Risks Related to the Business Combination Subsequent to the completion of the business combination, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s common share price, which could cause you to lose some or all of your investment. The business combination may be completed even though material adverse effects may result from the announcement of the business combination, industry-wide changes and other causes. Delays in completing the business combination may substantially reduce the expected benefits of the business combination. We may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the business combination from being completed. Directors of Pioneer have potential conflicts of interest in recommending that Pioneer’s shareholders vote in favor of the adoption of the merger agreement and the business combination, and approval of the other proposals to be described in the proxy statement/prospectus. Pioneer may, in accordance with their terms, redeem unexpired Pioneer warrants prior to their exercise at a time that is disadvantageous to holders of Pioneer warrants. Pioneer’s founders, directors, officers, advisors and their affiliates may elect to purchase Pioneer Class A ordinary shares or Pioneer warrants from public shareholders, which may influence the vote on the business combination and reduce the public “float” of Pioneer’s Class A ordinary shares. Pioneer’s sponsor has agreed to vote in favor of the business combination, regardless of how Pioneer’s public shareholders vote. As a result, approximately 20.0% of Pioneer’s voting securities outstanding, representing the Pioneer voting securities held by Pioneer’s sponsor, will be contractually obligated to vote in favor of the business combination. Even if Pioneer consummates the business combination, there can be no assurance that Pioneer’s public warrants will be in the money during their exercise period, and they may expire worthless. The ability of Pioneer’s shareholders to exercise redemption rights with respect to a large number of outstanding Pioneer Class A ordinary shares could increase the probability that the business combination would not occur.

The Pioneer board has not obtained and will not obtain a third-party valuation or financial opinion in determining whether to proceed with the business combination. Current Pioneer shareholders will own a smaller proportion of the post-closing company than they currently own of Pioneer ordinary shares. In addition, following the closing of the business combination, Pioneer may issue additional shares or other equity securities without the approval of its shareholders, which would further dilute their ownership interests and may depress the market price of its shares. Our risk management processes and procedures may not be effective. Our projections are subject to significant risks, assumptions, estimates and uncertainties. These estimates and assumptions are subject to various factors beyond our control. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. Risks Related to Being a Public Company The financial information included in this presentation has been taken from or prepared based on our historical financial statements. Our historical financial statements have been audited by Deliotte & Touche and Moss Adams in accordance with generally accepted auditing standards in Israel and prepared in conformity with International Financial Reporting Standards. Our historical financial statements have not been audited in accordance with the Public Company Oversight Board (“PCAOB”) standards or prepared in accordance with Regulation S-X promulgated under the Securities Act of 1933, as amended. We cannot assure you that, had the historical financial information included in this presentation been compliant with Regulation S-X and audited in accordance with PCAOB standards, there would not be differences, and such differences could be material. An audit of our financial statements in accordance with PCAOB standards is currently in process and will be included in the proxy statement/prospectus with respect to the business combination. Accordingly, there may be material differences between the presentation of our historical financial statements included in this presentation and in the proxy statement/prospectus, including with respect to, among others, the method of accounting for assets held by our customers on our platforms, the method of accounting for revenue attributable to trading in asset classes and jurisdictions where we are not registered as a broker-dealer, off balance sheet items, timing of revenue recognition and asset classification.

Our management team has limited experience managing a public company. We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. We will be an “emerging growth company,” and we cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make our common stock less attractive to investors. Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of these risks actually occurs, our business, financial condition, results of operations and future prospects could be materially and adversely affected. In that event, the trading price of our common shares following the business combination could decline, and you could lose part or all of your investment.

Confidential, © 2021 Acorns Grow Incorporated 56 From tiny acorns mighty oaks do grow Confidential, © 2021 Acorns Grow Incorporated